UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 18, 2023

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 18, 2023, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the U.S. Securities and Exchange Commission (“SEC”) on March 7, 2023, and mailed to all of the Company’s shareholders beginning on or about March 29, 2023.

As reported in the Proxy Statement, as of February 21, 2023, the Record Date for the meeting, the Company had authorized capital stock of 295,000,000 shares of Class A Common Stock, $0.0001 par value; 10,000,000 shares of Class B Common Stock, $0.0001 par value; and 15,000,000 shares of Class C Common Stock, $0.0001 par value. As of the Record Date, there were 178,737,349 shares of Class A common stock issued and outstanding; 8,548,088 shares of Class B common stock issued and outstanding; and 12,256,816 shares of Class C common stock issued and outstanding.

Each share of Class A Common Stock is entitled to one (1) vote; each share of Class B Common Stock is entitled to ten (10) votes; and each share of Class C Common Stock is entitled to five (5) votes. Additionally, there were 5 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. All of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

As such, the holders of the outstanding Class B Common Stock, with 10 votes per share, were entitled to a total of 85,480,880 votes on all matters properly brought before the Annual Meeting. The holders of the outstanding Class C Common Stock, with 5 votes per share, were entitled to a total of 61,284,080 votes on all matters properly brought before the Annual Meeting.

The transfer agent, who tallied the votes submitted through brokerage houses and to the transfer agent, tallied the votes of the Class A and Class C Common Stock together. The Company tallied the votes of the Class B Common Stock and of the Series B Preferred Stock.

A total of 113,993,350 shares of Class A and Class C Common Stock, representing a total of 59.7% of the total outstanding shares of Class A and Class C Common Stock, were represented in person or by proxy at the Annual Meeting. A total of 7,248,088 shares of Class B Common Stock were represented in person or by proxy at the Annual Meeting. Three of the shares of Series B Preferred Stock were present in person or by proxy at the Annual Meeting. The proposals voted on and approved by the stockholders at the Annual Meeting were as follows:

Proposal 1

The seven director nominees named in the Company's proxy statement were elected, each to hold office until the 2023 Annual Meeting and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Class A and Class C Common Stock Votes For	Class A and Class C Common Stock Votes Withhold	Class B Votes For	Class B Votes Withhold	Series B Preferred Votes For	Series B Preferred Votes Withhold
Kent B. Wilson	48,496,036	1,288,160	7,248,088	—	488,253,464	—
Ian Kantrowitz	47,864,589	1,919,608	7,248,088	—	488,253,464	—
Gerry Garcia	42,443,149	7,341,047	7,248,088	—	488,253,464	—
Edmond Lew	42,520,460	7,263,736	7,248,088	—	488,253,464	—
Christophe Jeunot	42,337,325	7,446,871	7,248,088	—	488,253,464	—
Jonathan Withem	42,376,244	7,407,952	7,248,088	—	488,253,464	—
Andrew Call	47,731,748	2,052,448	7,248,088	—	488,253,464	—

Proposal 2

The proposal to ratify the appointment of RSM US LLP as the Company’s independent public accounting firm was approved based on the following votes:

Class A and Class C Votes For	110,371,123
Class A and Class C Votes Against	3,102,367
Class A and Class C Votes Abstain	519,860
Class B Votes For	7,248,088
Class B Votes Against	—
Class B Votes Abstain	—
Series B Preferred Votes For	488,253,464
Series B Preferred Votes Against	—
Series B Preferred Votes Abstain	—

Proposal 3

The proposal to authorize the Board of Directors, at the discretion of the Board and IF necessary to meet the Nasdaq minimum price requirement, but prior to the one-year anniversary of the date on which the Reverse Split Amendment is approved by the Company’s shareholders, to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to authorize a reverse stock split of the Company’s Class A, Class B, and Class C Common Stock (the “Reverse Split Amendment”) with a ratio in the range between and including 1-for-1.5 shares and 1-for-10 shares was approved based on the following votes:

Class A and Class C Votes For	98,138,407
Class A and Class C Votes Against	14,538,853
Class A and Class C Votes Abstain	1,316,087
Class B Votes For	7,248,088
Class B Votes Against	—
Class B Votes Abstain	—
Series B Preferred Votes For	488,253,464
Series B Preferred Votes Against	—
Series B Preferred Votes Abstain	—

Proposal 4a

The proposal to approve an amendment to the Company’s Certificate of Incorporation, as amended to date, to authorize a decrease the authorized shares of Class A Common Stock of the Company from 295,000,000 shares to 100,000,000 shares, to be filed in the discretion of the board of directors, was approved based on the following votes:

Class A and Class C Votes For	106,707,702
Class A and Class C Votes Against	6,017,716
Class A and Class C Votes Abstain	1,240,932
Class B Votes For	7,248,088
Class B Votes Against	—
Class B Votes Abstain	—
Series B Preferred Votes For	488,253,464
Series B Preferred Votes Against	—
Series B Preferred Votes Abstain	—

Proposal 4b

The proposal to approve an amendment to the Company’s Certificate of Incorporation, as amended to date, to authorize a decrease the authorized shares of Class A Common Stock of the Company from 295,000,000 shares to 200,000,000 shares, to be filed in the discretion of the board of directors, was approved based on the following votes:

Class A and Class C Votes For	106,812,045
Class A and Class C Votes Against	5,740,289
Class A and Class C Votes Abstain	1,441,014
Class B Votes For	7,248,088
Class B Votes Against	—
Class B Votes Abstain	—
Series B Preferred Votes For	488,253,464
Series B Preferred Votes Against	—
Series B Preferred Votes Abstain	—

With respect to Proposal 1, each of the director-nominees received the affirmative vote of a plurality of the votes cast (each with a greater number of votes cast “for” than “withheld”), and each was elected to serve for a term of one years.

Proposals 2, 3, 4a, and 4b each received the affirmative vote of a majority of votes cast and therefore passed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: April 20, 2023